UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2010

HECLA MINING COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho 83815-9408
(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100
(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)  Departure of Directors or Certain Officers; Election of Directors’ Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

A.           Compensation of Executive Officers

Upon recommendation made by the Compensation Committee to the Board of Directors (the “Board”) of Hecla Mining Company (the “Company”, “Hecla” or “our”), the base salaries of certain named executive officers were adjusted as follows:

For the Salary Year July 1, 2010 to June 30, 2011		Previous Base Salary Rate	New Base Salary Rate

Don Poirier	Vice President – Corporate Development	$176,000	$182,000
Dean W.A. McDonald	Vice President – Exploration	$193,000	$200,000

No other named executive officer received a base salary increase, including the Chief Executive Officer.

B.            2010 Annual Incentive Plan

The Board, based on recommendations of the Company’s senior management and the Compensation Committee, established targeted quantitative and qualitative non-quantitative goals for corporate performance.  For 2010, corporate performance quantitative goals include total gold, silver, lead and zinc production, production costs per ounce for silver, cost containment, safety, environmental costs and capital expenditures goals.  Corporate qualitative goals include, among other goals, creating financial flexibility, growth, extension of mine life, and resolving certain legal issues.

The Chief Executive Officer’s performance payment for 2010 will be based solely on corporate performance.  The Senior Vice Presidents’ will be based on 60% and the other Vice Presidents’ performance payments will be based 55% upon corporate performance.

The Company’s Annual Incentive Plan is incorporated herein by reference from Exhibit 10.1.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 25, 2010, following approval by the Company’s shareholders at the Annual Meeting as reported under Item 5.07, the Company filed Certificate of Amendment to the Certificate of Incorporation of Hecla Mining Company with the Secretary of State of the State of Delaware, amending Article IV to increase the number of authorized shares of common stock from 400,000,000 to 500,000,000.  A copy of the Certificate of Amendment to the Certificate of Incorporation of Hecla Mining Company is filed as Exhibit 3.1 to this report.  The Company plans to file a Supplemental Listing Application with the New York Stock Exchange to list the additional 100,000,000 shares of common stock.

Item 5.07 – Submission of Matters to a Vote of Security Holders

At our Annual Meeting of Shareholders held on May 21, 2010, our shareholders were asked to consider and vote upon the following four proposals: (1) to elect three directors to our Board of Directors to hold office until the 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified; (2) to approve an amendment to our Certificate of Incorporation increasing the number of authorized shares of our common stock from 400,000,000 to 500,000,000; (3) to approve the adoption of our 2010 Stock Incentive Plan and to reserve up to 20,000,000 shares of common stock for issuance under the 2010 Stock Incentive Plan; and (4) to ratify the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

On the record date of March 23, 2010, there were 242,175,828 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, if represented.  The count of shares present at the meeting, in person or proxy, was 164,162,234, or 67.78% of the outstanding voting shares of the Company.   For each proposal, the results of shareholder voting were as follows:

Proposal 1.   Election of three director nominees to serve as directors, for a term which expires at the annual meeting of shareholders in 2013 or until their successors are duly elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
Ted Crumley	92,108,287	4,467,340	67,586,607
Terry V. Rogers	92,925,621	3,650,006	67,586,607
Charles B. Stanley	82,873,418	13,702,209	67,586,607

Proposal 2.   Approval of an amendment to our Certificate of Incorporation increasing the number of authorized shares of our common stock from 400,000,000 to 500,000,000:

Votes For	Votes Against	Abstain
138,258,504	25,076,204	827,526

There were no broker non-votes with respect to Proposal 2.

Proposal 3. Approval for the adoption of our 2010 Stock Incentive Plan and to reserve up to
20,000,000 shares of common stock for issuance under the 2010 Stock Incentive Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
69,554,349	20,574,056	6,447,222	67,586,607

Proposal 4.  Ratification of the appointment of BDO Seidman, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010:

Votes For	Votes Against	Abstain
160,343,174	1,954,848	1,864,212

There were no broker non-votes with respect to Proposal 4.

At the Annual Meeting held on May 21, 2010, the Company announced it did not receive the required votes to pass Proposal 3, and announced that it adjourned that portion of the Annual Meeting until June 18, 2010, for the purpose of obtaining the votes of a majority of the outstanding shares on the adoption of the Company’s 2010 Stock Incentive Plan and the reservation up to 20,000,000 shares of common stock for issuance under the 2010 Stock Incentive Plan (Proposal 3).  The adjourned portion of the meeting will be held at the Company’s corporate headquarters at 10:00 a.m., Friday, June 18, 2010.  The polls will remain open for the purposes of obtaining additional shareholder votes on Proposal 3.   Brokers cannot vote the shares on this non-routine matter, so shareholders holding shares through a brokerage firm must vote their shares for the purposes of receiving sufficient votes to decide on this issue.  A news release is attached hereto as Exhibit 99.1 to this Form 8-K, announcing the adjourned meeting.

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

3.1	Certificate of Amendment to the Certificate of Incorporation of Hecla Mining Company. *

10.1	Hecla Mining Company Annual Incentive Plan incorporated by reference herein to Exhibit 10.5(a) to Registrant’s Form 10-K for the period ended December 31, 2004, filed on March 16, 2005. (1)

99.1	News Release dated May 26, 2010. *
____________________

*	Filed herewith.
(1)	Indicates a management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

	By:	/s/ David C. Sienko
David C. Sienko
Vice President and General Counsel
Dated: May 26, 2010

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